CorEnergy Announces Second Quarter 2019 Results
KANSAS CITY, MO - July 31, 2019 - CorEnergy Infrastructure Trust, Inc. ("CorEnergy" or the "Company") today announced financial results for the second quarter, ended June 30, 2019.
Second Quarter Performance Summary
Second quarter financial highlights are as follows:

	For the Three Months Ended
	June 30, 2019
		Per Share
	Total	Basic	Diluted
Net Income (Attributable to Common Stockholders)[1]	$7,511,146	$0.59	$0.59
NAREIT Funds from Operations (NAREIT FFO)[1]	$13,022,420	$1.02	$0.96
Funds From Operations (FFO)[1]	$13,029,332	$1.02	$0.96
Adjusted Funds From Operations (AFFO)[1]	$13,589,336	$1.06	$0.99
Dividends Declared to Common Stockholders		$0.75
1 Management uses AFFO as a measure of long-term sustainable operational performance. NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Income Attributable to CorEnergy Stockholders are included at the end of this press release. See Note 1 for additional information.
Recent Developments

•
MoGas FERC Rate Case: The MoGas Pipeline rate case filed with the Federal Energy Regulatory Commission (FERC) is nearing a conclusion as all parties have reached settlement on all issues. This settlement is pending final order by the FERC.

•	Maintained Dividend: Declared common stock dividend of $0.75 per share ($3.00 annualized) for the second quarter 2019, in line with the previous 15 quarterly dividends
"The second quarter was very productive for CorEnergy. We continued assessing assets to acquire and building relationships with potential operators, as well as reviewing opportunities to strengthen our balance sheet," said CorEnergy Chairman and Chief Executive Officer Dave Schulte. "Most significantly, we are nearing the conclusion of our FERC rate case for the MoGas Pipeline. Our team has worked diligently for over two years to prepare for and present the case. We are pleased to have come to agreeable terms for all the interested parties."
Portfolio Update
MoGas Pipeline: MoGas and all intervenors in its FERC rate case, filed May 31, 2018, have agreed in principle on new rates that will provide approximately $14.8 million of annual revenue. The settlement is pending before the FERC.

Pinedale Liquids Gathering System: Ultra Petroleum decreased its capital investment forecast to be between $305 and $335 million for 2019 and is currently operating two rigs focused on vertical well drilling. Production guidance for the year, however, remained unchanged due to improved drilling efficiencies and higher working interest in the wells. CorEnergy continues to receive participating rents for Ultra Petroleum's use of the Pinedale LGS. Participating rents are not guaranteed to continue in future quarters and the Company intends to utilize excess cash flows such as these to reduce its leverage profile and / or invest in new assets.
Outlook
CorEnergy regularly assesses its ability to pay and grow its dividend to common stockholders above the current $0.75 per quarter. The Company targets long-term revenue growth of 1-3% annually from existing contracts through inflation-based and participating rent adjustments and additional growth from acquisitions. CorEnergy believes that a number of actions can be taken to adequately offset the lost revenue from the December 2018 sale of the Portland Terminal, which could include a combination of i) additional investments in revenue generating assets and / or ii) deleveraging of the Company's balance sheet through preferred equity and debt repurchases, at attractive prices. There can be no assurance that any potential acquisition opportunities will result in consummated transactions.
Dividend Declaration
Common Stock: A second quarter 2019 dividend of $0.75 per share was declared for CorEnergy's common stock. The dividend is payable on August 30, 2019, to stockholders of record on August 16, 2019. The second quarter 2019 dividend will be paid entirely in cash.
Preferred Stock: For the Company's 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, is payable on August 30, 2019, to stockholders of record on August 16, 2019.
Second Quarter Earnings Call
CorEnergy will host a conference call on Thursday, August 1, 2019, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 1:00 p.m. Central Time on September 1, 2019, by dialing 877-481-4010 (for international, 1-919-882-2331). The Conference ID is 50108. A replay of the conference call will also be available on the Company’s website.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns critical energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We receive long-term contracted revenue from operators of our assets, primarily under triple-net participating leases. For more information, please visit corenergy.reit.

Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.
Notes
1NAREIT FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation and amortization (excluding amortization of deferred financing costs or loan origination costs) and other adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and other income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investment plus (gain) loss on extinguishment of debt, provision for loan (gain) loss, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred lease costs, accretion of asset retirement obligation, non-cash costs associated with derivative instruments, and certain costs of a nonrecurring nature, less maintenance, capital expenditures (if any), income tax (expense) benefit unrelated to securities investments, amortization of debt premium, and other adjustments as deemed appropriate by Management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Net Income Attributable to CorEnergy Stockholders are included in the additional financial information attached to this press release.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Lesley Schorgl, 877-699-CORR (2677)
info@corenergy.reit

Consolidated Balance Sheets

	June 30, 2019	December 31, 2018
Assets	(Unaudited)
Leased property, net of accumulated depreciation of $96,489,852 and $87,154,095	$388,903,475	$398,214,355
Property and equipment, net of accumulated depreciation of $17,655,985 and $15,969,346	108,196,590	109,881,552
Financing notes and related accrued interest receivable, net of reserve of $600,000 and $600,000	1,309,217	1,300,000
Note receivable	—	5,000,000
Cash and cash equivalents	58,807,431	69,287,177
Deferred rent receivable	29,106,481	25,942,755
Accounts and other receivables	4,533,117	5,083,243
Deferred costs, net of accumulated amortization of $1,623,473 and $1,290,236	2,505,206	2,838,443
Prepaid expenses and other assets	864,988	668,584
Deferred tax asset, net	4,791,913	4,948,203
Goodwill	1,718,868	1,718,868
Total Assets	$600,737,286	$624,883,180
Liabilities and Equity
Secured credit facilities, net of debt issuance costs of $184,480 and $210,891	$35,523,520	$37,261,109
Unsecured convertible senior notes, net of discount and debt issuance costs of $478,361 and $1,180,729	69,113,639	112,777,271
Asset retirement obligation	8,178,328	7,956,343
Accounts payable and other accrued liabilities	5,030,229	3,493,490
Management fees payable	1,765,864	1,831,613
Unearned revenue	6,453,805	6,552,049
Total Liabilities	$126,065,385	$169,871,875
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $125,493,175 and $125,555,675 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 50,197 and 50,222 issued and outstanding at June 30, 2019 and December 31, 2018, respectively	$125,493,175	$125,555,675
Capital stock, non-convertible, $0.001 par value; 12,826,031 and 11,960,225 shares issued and outstanding at June 30, 2019 and December 31, 2018 (100,000,000 shares authorized)	12,826	11,960
Additional paid-in capital	349,165,900	320,295,969
Retained earnings	—	9,147,701
Total Equity	474,671,901	455,011,305
Total Liabilities and Equity	$600,737,286	$624,883,180

Consolidated Statements of Income (Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Revenue
Lease revenue	$16,635,876	$18,275,859	$33,353,586	$35,867,718
Transportation and distribution revenue	4,868,144	3,874,157	9,739,726	7,827,136
Financing revenue	27,989	—	61,529	—
Total Revenue	21,532,009	22,150,016	43,154,841	43,694,854
Expenses
Transportation and distribution expenses	1,246,755	1,534,524	2,749,898	3,107,420
General and administrative	2,739,855	3,107,776	5,610,262	5,834,833
Depreciation, amortization and ARO accretion expense	5,645,250	6,290,082	11,290,346	12,579,412
Provision for loan losses	—	—	—	500,000
Total Expenses	9,631,860	10,932,382	19,650,506	22,021,665
Operating Income	$11,900,149	$11,217,634	$23,504,335	$21,673,189
Other Income (Expense)
Net distributions and other income	$285,259	$55,714	$541,874	$59,665
Net realized and unrealized loss on other equity securities	—	(881,100)	—	(867,134)
Interest expense	(2,297,783)	(3,196,248)	(4,805,077)	(6,406,838)
Loss on extinguishment of debt	—	—	(5,039,731)	—
Total Other Expense	(2,012,524)	(4,021,634)	(9,302,934)	(7,214,307)
Income before income taxes	9,887,625	7,196,000	14,201,401	14,458,882
Taxes
Current tax expense (benefit)	—	(10,785)	353,744	(46,334)
Deferred tax expense (benefit)	62,699	(604,064)	156,290	(1,013,341)
Income tax expense (benefit), net	62,699	(614,849)	510,034	(1,059,675)
Net Income attributable to CorEnergy Stockholders	9,824,926	7,810,849	13,691,367	15,518,557
Preferred dividend requirements	2,313,780	2,396,875	4,627,908	4,793,750
Net Income attributable to Common Stockholders	$7,511,146	$5,413,974	$9,063,459	$10,724,807

Earnings Per Common Share:
Basic	$0.59	$0.45	$0.71	$0.90
Diluted	$0.59	$0.45	$0.71	$0.90
Weighted Average Shares of Common Stock Outstanding:
Basic	12,811,171	11,928,297	12,708,626	11,923,627
Diluted	12,811,171	11,928,297	12,708,626	11,923,627
Dividends declared per share	$0.750	$0.750	$1.500	$1.500

Consolidated Statements of Cash Flows (Unaudited)

	For the Six Months Ended
	June 30, 2019	June 30, 2018
Operating Activities
Net Income	$13,691,367	$15,518,557
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax, net	156,290	(1,013,341)
Depreciation, amortization and ARO accretion	11,870,408	13,286,595
Provision for loan losses	—	500,000
Loss on extinguishment of debt	5,039,731	—
Gain on sale of equipment	—	(3,724)
Net realized and unrealized loss on other equity securities	—	867,134
Common stock issued under directors' compensation plan	—	37,500
Changes in assets and liabilities:
Increase in deferred rent receivable	(3,163,726)	(3,709,202)
Decrease in accounts and other receivables	550,126	412,434
Increase in financing note accrued interest receivable	(9,217)	—
Increase in prepaid expenses and other assets	(196,684)	(326,372)
Increase (decrease) in management fee payable	(65,749)	65,679
Increase in accounts payable and other accrued liabilities	1,541,221	433,853
Decrease in current income tax liability	—	(2,167,655)
Decrease in unearned revenue	(98,244)	(1,383,757)
Net cash provided by operating activities	$29,315,523	$22,517,701
Investing Activities
Purchases of property and equipment	(26,553)	(47,883)
Proceeds from sale of property and equipment	—	11,499
Principal payment on note receivable	5,000,000	—
Net cash provided by (used in) investing activities	$4,973,447	$(36,384)
Financing Activities
Debt financing costs	—	(264,010)
Repurchases of preferred stock	(60,550)	—
Cash paid for extinguishment of convertible notes	(19,516,234)	—
Dividends paid on Series A preferred stock	(4,627,560)	(4,793,750)
Dividends paid on common stock	(18,800,372)	(17,270,766)
Principal payments on secured credit facilities	(1,764,000)	(1,764,000)
Net cash used in financing activities	$(44,768,716)	$(24,092,526)
Net Change in Cash and Cash Equivalents	$(10,479,746)	$(1,611,209)
Cash and Cash Equivalents at beginning of period	69,287,177	15,787,069
Cash and Cash Equivalents at end of period	$58,807,431	$14,175,860

Supplemental Disclosure of Cash Flow Information
Interest paid	$4,361,760	$5,546,660
Income taxes paid (net of refunds)	282,786	2,121,321

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to debt financing costs	$—	$(255,037)
Reinvestment of distributions by common stockholders in additional common shares	403,831	610,219
Common stock issued upon exchange and conversion of convertible notes	29,457,711	—

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation (Unaudited)
	For the Three Months Ended		For the Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net Income attributable to CorEnergy Stockholders	$9,824,926	$7,810,849	$13,691,367	$15,518,557
Less:
Preferred Dividend Requirements	2,313,780	2,396,875	4,627,908	4,793,750
Net Income attributable to Common Stockholders	$7,511,146	$5,413,974	$9,063,459	$10,724,807
Add:
Depreciation	5,511,274	6,139,171	11,022,395	12,277,590
NAREIT funds from operations (NAREIT FFO)	$13,022,420	$11,553,145	$20,085,854	$23,002,397
Add:
Distributions received from investment securities	285,259	55,714	541,874	59,665
Less:
Net distributions and other income	285,259	55,714	541,874	59,665
Net realized and unrealized loss on other equity securities	—	(881,100)	—	(867,134)
Income tax (expense) benefit from investment securities	(6,912)	220,500	(158,705)	241,987
Funds from operations adjusted for securities investments (FFO)	$13,029,332	$12,213,745	$20,244,559	$23,627,544
Add:
Loss on extinguishment of debt	—	—	5,039,731	—
Provision for loan losses, net of tax	—	—	—	500,000
Transaction costs	88,611	24,615	142,581	56,896
Amortization of debt issuance costs	281,630	353,637	580,062	707,181
Amortization of deferred lease costs	22,983	22,983	45,966	45,966
Accretion of asset retirement obligation	110,993	127,928	221,985	255,856
Less:
Income tax (expense) benefit	(55,787)	394,349	(351,329)	817,688
Adjusted funds from operations (AFFO)	$13,589,336	$12,348,559	$26,626,213	$24,375,755

Weighted Average Shares of Common Stock Outstanding:
Basic	12,811,171	11,928,297	12,708,626	11,923,627
Diluted	14,934,886	15,382,843	14,988,429	15,378,172
NAREIT FFO attributable to Common Stockholders
Basic	$1.02	$0.97	$1.58	$1.93
Diluted (1)	$0.96	$0.89	$1.53	$1.78
FFO attributable to Common Stockholders
Basic	$1.02	$1.02	$1.59	$1.98
Diluted (1)	$0.96	$0.94	$1.54	$1.82
AFFO attributable to Common Stockholders
Basic	$1.06	$1.04	$2.10	$2.04
Diluted (2)	$0.99	$0.93	$1.95	$1.84
(1) Diluted per share calculations include dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization.
(2) Diluted per share calculations include a dilutive adjustment for convertible note interest expense.